The PNC Financial Services Group, Inc. Lehman Brothers 2006 Financial Services Conference September 12, 2006 EXHIBIT 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix and in the version of the presentation materials posted on our corporate website at www.pnc.com.  We provide greater detail regarding those factors in our 2005
Form 10-K, including in the Risk Factors and Risk Management sections, and in our 2006
Form 10-Qs and other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under
“About PNC - Investor Relations.”
Cautionary Statement Regarding
Forward-Looking Information

Key Messages Delivered on our strategies Business initiatives to drive continued momentum PNC has:

Our Journey to Build a Great Company
Invested in industry leading technology platform
Built a diversified business mix
Expanded distribution capabilities
Improved employee and customer satisfaction
Enhanced risk management capabilities
Developed strong corporate governance
Expanded into higher growth markets and products
Deepened customer relationships
Focused on expense management
Managed capital in a disciplined manner
Create differentiated brand
1990’s
Opportunity
Today

The PNC Financial Services Group, Inc.
Lehman Brothers
2005 Financial Services Conference
New York, NY
September 13, 2005
PNC Financial Services Group, Inc.
Lehman Brothers
2005 Financial Services Conference
New York, NY
September 13, 2005
Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Improve asset yields
Make operating efficiency a core competency
What We Told Investors Last Year

$0 $100 $200 $300 $400
Business Results – Six Months Ended June 30, 2006
Retail Banking
Corporate &
Institutional Banking
BlackRock
PFPC
Business earnings, earnings growth and return on capital reconciled to GAAP net income, growth and returns in Appendix.
Percentages for BlackRock and PFPC reflect return on average equity.
Corporate & Institutional Banking adjusted earnings growth excludes impact of a loan recovery in 2Q05 of $34 million after-tax and is reconciled to GAAP in the Appendix
Business Earnings $ millions
$53
$134
$221
$375
(1)
(2)
Earnings
Growth
1H06 vs 1H05
21%
(13)%
34%
13%
Return on
Average
Capital
(1)
26%
22%
29%
29%
Adjusted
(2)
0%
PNC’s High Return Business Mix

Diverse
- No large industry concentration
Limited large non-investment
grade exposure
- Only 2% is non-investment grade
and >$50 million
Targeted
- Focused on clients that meet risk-adjusted
return criteria
Home equity portfolio statistics
- % of first lien positions 45%
- Weighted average loan to value ratio  69%
- Weighted average FICO scores 728
Disciplined Approach Leads to
Strong Credit Risk Profile
Strong Asset Quality
Lending Profile (As of June 30, 2006)
PNC
June 30, 2006
Nonperforming loans to loans 0.41% 0.35%
Net charge-offs to
average loans YTD 0.18% 0.23%
Allowance for loan and lease
losses to loans 1.21% 1.15%
Peer
Group
Source: SNL DataSource; PNC as reported
Peer group represents average of super-regional banks
identified in the Appendix.  Peer group excludes PNC.
Commercial
Consumer

Impact of Expense Management
Becoming More Visible
Efficiency Ratios Improving
50%
55%
60%
65%
70%
75%
Bank efficiency ratio represents the consolidated (GAAP basis) efficiency ratio excluding the effect of BlackRock and
PFPC and is reconciled to GAAP in the Appendix. Efficiency equals noninterest expense divided by the sum of net interest income and noninterest income.
*
Consolidated Efficiency Bank Efficiency*
2Q05 2Q06 2Q05 2Q06
71%
64%
69%
59%

CIO 100

CIO
BUSINESS TECHNOLOGY LEADERSHIP
THE 2006
CIO 100
Innovation FOR Growth
Revenue Generation
Productivity Enhancement
New Products
New Markets
THE 19TH ANNUAL AWARDS ISSUE
BEGINS ON PAGE 44

PNC

Innovative Technology Platform PNC Named to 2006 'CIO' 100 for Technology Achievement U.S. Banks PNC Wells Fargo

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2003 2004 2005 $0 $100 $200 $300 $400 $500 $600 $700 $800 1H05 2H05 1H06 We’ve Been Delivering Results… $ millions Consolidated Net Income

Rebalanced Securities Portfolio to
Improve Total Return
Manage portfolio to optimize total return performance
Objective
Performed comprehensive portfolio review
Sold approximately $6 billion of securities likely to
underperform on a relative value basis
Purchased $3 billion of securities expected to outperform
on a relative value basis and added $3 billion notional
value of interest rate swaps
Recognized pretax loss of approximately $200 million
Actions
Improved net interest income and margin
No impact to duration of equity while maintaining
flexibility to extend duration through the economic cycle
Tangible common equity ratio improves
Benefits

Key Messages
Delivered on our strategies
Business initiatives to drive continued
momentum
- Retail Banking –
Winning in the payments space
- C&I Banking –
Building a premier middle market franchise
- PFPC –
Expanding core clients and investing in growth opportunities
- BlackRock –
Building a world-class asset manager
PNC has:

Creating a Differentiated Brand Deliver Exceptional Service Demonstrate Ease Build Confidence Ask for the Business

Driving Solid Growth in Retail Banking
Checking Relationships
The Value Profit Chain is Working
Consumer +7%
Small business +10%
Checking Relationships
12/31/03 to
6/30/06
CAGR
Business
Growth
Committed
Employees
59%
63%
68%
2002 2003 2004
Employees’ Willingness to
Recommend PNC
Products and Services
Satisfied
Customers
64%
67%
73%
2003 2004 2005
Customers Rating PNC
Consumer Banking
Excellent*
*
Percentage rated 6 or 7 on 7 point scale
Source: PNC proprietary surveys conducted by independent third party

Increasing and Deepening Checking
Relationships
Retail Banking
Retail Banking
Checking Customer Base
Checking Customer Base
0.0
0.5
1.0
1.5
2.0
2003 2004 2005 6/30/06
millions
December 31
Small Business
Consumer
Small Business
Small Business debit
card revenue ($ millions)
$5.8 +27%
Small Business online
banking users 45%
+21%
Consumer
Consumer debit card
revenue ($ millions)
$48.9     +21%
Consumer online
banking users       51%   +13%
Consumer online
bill-pay users       17% +83%
…Provides Opportunities to
…Provides Opportunities to
Leverage Increased Ownership
Leverage Increased Ownership
in Payments Business
in Payments Business
Growth
(1)
Growth is for 1H06 vs. 1H05
Reflects growth in users
1H06
(2)
(2)
(2)
(1)
(2)

Growing Deposits
Faster Than Our Peers
Deposit Increase Compared to Peers
Total interest-bearing deposits 12% 9%
Total noninterest-bearing deposits 7% 1%
Total deposits 11% 8%
Average Balances
2Q06 vs. 2Q05
PNC Peers
Source: SNL DataSource
Peers reflects median of super-regional banks identified in the Appendix excluding PNC

WFC 21%
PNC 18
RF 17
KEY 16
USB 16
STI 15
BK 14
FITB 14
WB 14
NCC 14
BBT 13
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Noninterest-Bearing Deposits
Becoming More Valuable
PNC’s High Percentage of
Noninterest-Bearing Funding
Average Noninterest-Bearing Deposits
to Average Earning Assets
Rising Interest Rates Increase Value of
PNC’s Noninterest-Bearing Deposits
2004 2005
Impact of Noninterest-Bearing Sources
on PNC’s Net Interest Margin
2Q06
Source: SNL DataSource, PNC as reported
2006

PNC BANK
Check Card
DEBIT
0123 4567 1234 5678
09/10
PAT HAYES
VISA

PNC Bank
Platinum
4000 0000 0000 0000
JOHN Q. SAMPLE
VISA

Investing in Our Brand to Drive Growth
Redesigned and simplified checking product
Redesigned and simplified checking product
National marketing campaign to expand
National marketing campaign to expand
checking product reach beyond branch
checking product reach beyond branch
footprint
footprint
Launched regional credit card product
Launched regional credit card product
Investing to enhance the customer
Investing to enhance the customer
experience in mortgage and merchant
experience in mortgage and merchant
services
services
Leveraging existing relationships with
Leveraging existing relationships with
affluent clients
affluent clients
Ease. Confidence. Achievement

Success in Greater Washington DC
Market Highlights Scalability of Model
Demonstrating Ease of PNC
Leveraging successful
technology platform
Extended hours
Free ATM’s
Opened five new branches
- Plan to open approximately
35 more by end of 2008
Established Business
Banking team
Improved Monthly Same Store
Improved Monthly Same Store
Sales  Production
Sales  Production
Change
June ‘06 vs
June ‘05
Consumer
Checking relationships +19%
Average deposits +15%
Average home equity loans +15%
Small Business
Checking relationships +29%
Average deposits +22%
Average loans +207%

Investable Assets
HAWTHORN
PNC
WEALTH MANAGEMENT
PNC BANK

PNC

Focused on Winning in the Affluent
Segment
Mass Affluent
Low
High
Mass Market
Wealth
Management
Opportunity
Ultra-
Affluent
Mass Mass Affluent Affluent Customer Customer Defined: Defined:
Investable assets from
$100,000 to $1,000,000
668,000 existing PNC
households (31%)
66% of Retail Banking
deposit base

Corporate & Institutional Banking:
Building a Premier Middle Market Franchise
What’s Our Competitive Advantage?
Focused on middle market
Extensive product offering
Established national origination and servicing capabilities
Corporate & Institutional Banking Location
Lock Box Location

Successfully Deepening C&I Banking
Relationships
Cross-sell Results Driving Strong Fee Revenue Growth
$ billions
$0.0
$0.2
$0.4
$0.6
$0.8
2005 2006
+39%
-4%
Net Interest Income*
Noninterest Income
Six Months Ended June 30,
Product Penetration of Primary
Product Penetration of Primary
Clients with a Credit Relationship
Clients with a Credit Relationship
Treasury Management 75%
Capital Markets 38%
Leasing 9%
April
2006
Net interest income on taxable-equivalent basis and is
reconciled to GAAP in Appendix
*

Fee-Based Businesses
Differentiate PNC
Noninterest Income to Total Revenue
Information for the quarter ended 6/30/06
Source: SNL DataSource, PNC as reported
0%
10%
20%
30%
40%
50%
60%
70%
80%
BK PNC USB WB FITB WFC KEY STI BBT NCC RF
Noninterest Income 15%
PNC
3-Year CAGR

PFPC – Benefiting from Investments in
High Growth Products
Servicing Statistics
Assets serviced
($ billions)
Accounting / administration $743 -3%
Domestic $671 -4%
Offshore $72 +7%
Shareholder accounts
(in millions)
Total 65 +12%
Transfer agency 18 -10%
Subaccounting 47 +24%
YTD Earnings ($ millions)
$53 +13%
% Change
vs. 2005
2006
June 30

BlackRock – Strong Record of Growth
Assets Under Management
$0
$100
$200
$300
$400
$500
2002 2003 2004 2005
$ billions
18% CAGR 18% CAGR
$273
$342
$453
$309
6/30/05 6/30/06
$464
$414
6/30/06 6/30/06
$1.046 Trillion
$464
Proforma
BlackRock/MLIM will
Create One of the Largest
Asset Managers in the World
December 31

Improving Capital Flexibility
PNC (Pro forma)
7+ %
FITB 6.9%
RF 6.7%
KEY 6.7%
NCC 6.6%
WFC 6.2%
STI 5.8%
USB 5.6%
BBT 5.4%
PNC 5.2%
BK 5.2%
WB 4.5%
As of June 30, 2006
Pro forma after giving effect to anticipated BlackRock/Merrill
Lynch transaction and is reconciled to GAAP in Appendix.
Source: SNL DataSource, PNC as reported
Tangible Common Equity Ratio
Invest in and grow our
businesses
Disciplined approach to
acquisitions
Return to shareholders
Capital Management Priorities

Summary
Diversified business mix delivering high fee
revenue contribution
Balance sheet characterized by strong
asset quality and significant flexibility in
current environment
Executing on strategies to maintain
momentum
Improved capital position anticipated

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005, including in the Risk Factors and Risk Management sections, and in our Form 10-Q for the quarter ended March 31,
2006. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC -
Investor Relations - Investor Events”
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as the pending acquisition by BlackRock of Merrill Lynch’s investment management business.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

Appendix

Non-GAAP to GAAP
Reconcilement
Business segments
Retail Banking $375 $311 21% 26%
Corporate & Institutional Banking 221 254 (13)% 22%
BlackRock 134 100 34% 29%
PFPC 53 47 13% 29%
Total business segments 783 712 25%
Minority interest in income of BlackRock (41) (30)
Other (7) (46)
Total consolidated $735 $636 16% 17%
Corporate & Institutional Banking $221 $254 (13)%
Adjustment – 2005 loan recovery (34)
Corporate & Institutional Banking , adjusted $221 $220 0%
$ millions
Growth
Return on
Avg Capital *
2006
* Percentages for BlackRock and PFPC reflect return on average equity
Appendix
Business Earnings and Return on Capital
Six Months Ended June 30
2006 2005
Earnings

GAAP and Bank Efficiency Ratios	Quarter ended June 30 2006	March 31 2006	December 31 2005	September 30 2005	June 30 2005
GAAP basis efficiency ratio (a)	64%	67%	67%	69%	71%
Bank efficiency ratio (b)	59%	63%	64%	67%	69%

(a) Calculated as noninterest expense divided by the sum of net interest income and noninterest income.

(b) The bank efficiency ratio represents the consolidated (GAAP basis) efficiency ratio excluding the effect of BlackRock and PFPC. We believe the disclosure of this bank efficiency ratio is meaningful for investors because it provides a more relevant basis of comparison with other financial institutions that may not have significant asset management and fund processing businesses.

Reconciliation of GAAP amounts with amounts used in the calculation of the bank efficiency ratio:

Dollars in millions	Quarter ended June 30 2006	March 31 2006	December 31 2005	September 30 2005	June 30 2005
PNC total revenue, GAAP basis	$1,786	$1,741	$1,709	$1,675	$1,463
Less: BlackRock revenue (c)	365	409	373	320	275
PFPC revenue (c)	208	218	209	211	212
Revenue, as adjusted	$1,213	$1,114	$1,127	$1,144	$976
PNC noninterest expense, GAAP basis	$1,149	$1,171	$1,145	$1,159	$1,040
Less: BlackRock noninterest expense	264	296	256	221	189
PFPC noninterest expense	167	173	165	171	173
Noninterest expense, as adjusted	$718	$702	$724	$767	$678

(c) These amounts differ from amounts included on pages 7 and 8 of this financial supplement due to the presentation on pages 7 and 8 of BlackRock revenue on a taxable-equivalent basis and classification differences related to BlackRock and PFPC. Note 13 Segment Reporting in our first quarter 2006 Quarterly Report on Form 10-Q provides further details on these differences.

PNC

Non-GAAP to GAAP Reconcilement Appendix Source: Page 10 of The PNC Financial Services Group, Inc. second quarter 2006 Earnings Release Financial Supplement Efficiency Ratios

Non-GAAP to GAAP
Reconcilement
Appendix
Tangible Common Equity Ratio
Common shareholders equity $8.8 $1.6(a) $10.4
Goodwill & other intangible assets 4.1 ($0.5) 3.6
Tangible common equity $4.7 $6.8
Total assets $94.9 ($1.2) $2.5(b) $96.2
Goodwill & other intangible assets 4.1 (0.5) 3.6
Tangible assets $90.8 $92.6
Tangible common equity ratio 5.2% 7.3%
$ billions
PNC
Consolidated
6/30/06
BlackRock
Deconsolidating
Adjustments
(a) Increase equals the expected after-tax gain to be recorded on this transaction, subject to adjustments, at closing
(b) PNC’s Investment equals its expected ownership percentage of BlackRock’s pro forma book equity
PNC
Pro forma
6/30/06
Transaction
Adjustments

BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix